Exhibit 10.2

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

FIRST AMENDMENT TO MANUFACTURING
SERVICES AGREEMENT
     This First Amendment to the Manufacturing Services Agreement (the “First Amendment”) between Patheon Pharmaceuticals Inc., (“Patheon”) and Critical Therapeutics, Inc., (“Client”) shall be effective November 5, 2007 (the “Effective Date:”).
BACKGROUND
     Patheon and Client entered into a Manufacturing Services Agreement dated May 9, 2007 (the “Agreement”). The parties desire to amend the Agreement to restate Schedules B and C in their entirety.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual covenants contained herein, Patheon and Client agree as follows:
(1)	Schedule B is deleted in its entirety and is replaced with a new Schedule B as attached hereto;

(2)	Schedule C is deleted in its entirety and is replaced with a new Schedule C as attached hereto; and

(3)	The terms and conditions of the Agreement shall continue in full force and effect except as modified by this First Amendment.
     IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this First Amendment to the Manufacturing Services Agreement as of the Effective Date.

PATHEON PHARMACEUTICALS INC.	CRITICAL THERAPEUTICS, INC.

By:	/s/ Francis P. McCune	By:	/s/ Trevor Phillips

Name:	Francis P. McCune	Name:	Trevor Phillips

Title:	Secretary	Title:	COO

SCHEDULE B
MINIMUM RUN QUANTITY, MINIMUM ANNUAL VOLUME AND FEES
Pricing Tables
48” Coating Pan

Zyflo XR Tablets — 20’s Bottles
Aug 07 — Feb 09 Volume (bottles)				[**]
Furnished Batch Size (tablet cores)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Run Quantity (bottles)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Mfg Run Quantity (batches)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Pkg Run Quantity (batches)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Price per 20’s Bottle	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Zyflo XR Tablets — 120’s Bottles
Aug 07 — Feb 09 Volume (bottles)				[**]
Furnished Batch Size (tablet cores)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Run Quantity (bottles)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Mfg Run Quantity (batches)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Pkg Run Quantity (batches)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Price per 120’s Bottle	[**]	[**]	[**]	[**]	[**]	[**]	[**]

The packaging run quantity combinations of 20’s and 120’s bottles must equal to the manufacturing run quantity proposed for each price option.

[**]

Zyflo XR Tablets — 20’s Bottles
Aug 07 — Feb 09 Volume (bottles)				[**]
Furnished Batch Size (tablet cores)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Run Quantity (bottles)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Mfg Run Quantity (batches)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Pkg Run Quantity (batches)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Price per 20’s Bottle	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Zyflo XR Tablets — 120’s Bottles
Aug 07 — Feb 09 Volume (bottles)				[**]
Furnished Batch Size (tablet cores)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Run Quantity (bottles)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Mfg Run Quantity (batches)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Pkg Run Quantity (batches)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Price per 120’s Bottle	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Manufacturing Assumptions
1.	The coating process at Patheon will closely follow the process information provided by Critical Therapeutics and the experience to-date at the site.

2.	The API, Zileuton, has been evaluated as a Toxicity Category 2 compound and can be handled safely using existing equipment and facility at this site.

3.	The following manufacturing equipment train will be used:
•	48” or [**] Accela Cota
4.	Only one strength at 600 mg is assumed.

5.	Tablet cores are assumed to be furnished by Critical Therapeutics (through Skye Pharma) at a theoretical batch size of [**] tablet cores, with a core weight of 1129.3 mg. However, actual batch size will most likely come in [**]% of the theoretical as per Critical Therapeutics. So far the actual batch sizes received to-date have ranged from [**]% to [**]% of the theoretical batch size.

6.	Coating will be completed in the 48” or [**] Accela-Cota, in [**] and [**] pan loads per batch respectively, assuming [**]% or [**]% of the theoretical batch size will be received.

7.	Coating will be completed in the 48” or [**] Accela-Cota, in [**] and [**] pan loads per batch respectively, for the lower furnished batch size option ([**]% of the theoretical batch size).

8.	Dedicated hoses and change parts are required for the [**] coating pan option (Refer to the Capital Requirements section). No capital is required for the 48” coating pan option.

9.	No pre- or post-coating inspection of tablets is assumed.

10.	After coating, the tablets will be packed with a desiccant gel bag prior to packaging into bottles.

11.	Patheon assumes that the current cleaning procedure is adequate and full cleaning occurs after each campaign.

12.	The manufacturing run campaign scenarios presented in the Pricing Tables are proposed by Patheon.

Packaging Assumptions
1.	The packaging equipment train will consist of the following equipment (or equivalent):

20’s Bottles — Line 4	120’s Bottles — Line 17
• Omega Bottle Blower (for hand fed bottles) • Cremer Tablet Filler • Lakso Cottoner • NEM Capper/Retorquer • Lepel Induction Sealer • Sancoa Labeller • Thiele Outserter	• Omega Bottle Unscrambler/Blower • Cremer Tablet Filler • Lakso Cottoner • Resina Capper • Lepel Induction Sealer • Resina Retorquer • Sancoa Labeller • Thiele Outserter

2.	The packaging configuration will be as follows:

20’s Bottles	120’s Bottles

•     20 tablets per bottle
•     1 cap, with induction seal, per bottle
•     1 desiccant per bottle, with cotton
•     1 label per bottle
•     1 outsert per bottle
•     24 bottles per shipper
•     1 shipper label per shipper
• 120 tablets per bottle
•     1 cap, with induction seal, per bottle
•     1 desiccant per bottle, with cotton
•     1 label per bottle
•     1 outsert per bottle
•     12 bottles per shipper
• 1 shipper label per shipper

3.	As per Critical Therapeutics’ request, packaging run campaign tiers for 48” coating pan option is presented in the Pricing Tables. The packaging run quantity combinations of 20’s and 120’s bottles must equal to the manufacturing run quantity proposed for each price option.

4.	The packaging run campaign scenarios for [**] coating pan option presented in the Pricing Tables are proposed by Patheon.

5.	An overall manufacturing and packaging yield of [**]% is assumed.

Testing Assumptions
1.	Testing for coating materials and finished product (including microbiology) are based on the given specifications and methods established at the site.

2.	Analytical finished tablet release testing will follow USP standards and includes assay, related substances, residual ethanol, ID (HPLC, IR), content uniformity, dissolution, description/appearance, moisture content, hardness and friability.

3.	Testing on incoming tablet cores will be performed by Patheon.

4.	Testing labor may be subject to change, in case of any change in testing specifications and requirements.

SCHEDULE C
POST-APPROVAL ANNUAL STABILITY PROTOCOL
ZYFLO CR™ (ZILEUTON) EXTENDED-RELEASE TABLETS
Type of Batch: Post-Approval Commercial Production Batches
Package Format:
20 count — 60cc HDPE bottle (50004850); 2 g. desiccant (70011856); cotton (70011128); 38-mm CRC (70011680).
120 count — 250cc HDPE bottle (70012891); 2 g. desiccant (70011856); cotton (70011128); 45-mm CRC (70011681).
Storage Condition: 25°C + 2°C / 60% RH + 5% RH
Test Intervals: : Initial*, 3, 6, 9, 12*, 18, 24* and 36* months.
[* Micro testing at these intervals only.]
Tests Performed at each Test Interval:

Test	Method
Appearance	P141XX
Assay (zileuton)	8229XX
Moisture	1346XX
Related Substances a. A-66795 b. A-66193 c. A-68418 d. A-65813 e. A-74242 f. Each Ind. Unknown Related Substance g. Total Unknown Related Substances	8230XX
Dissolution a. 1 hour b. 6 hours c. 12 hours	8232XX

Test	Method

Micro
   a.    Total Aerobic Microbial Count
   b.    Total Combined Mold and Yeast Count
   c.    Escherichia coli
   d.    Salmonella species
   e.    Pseudomonas aeruginosa
   f.     Staphylococcus aureus
   g.    Presence of Enterobacteriaceae
B8242XX

XX — indicates the current version of the stated test method.
The acceptance criteria, for each test, are per the current approved protocol.
Sample Frequency: Additional batches shall be added to the annual stability monitoring program according to cGMP regulations (normally not less than one batch manufactured per year in all marketed package formats).
ANNUAL STABILITY COST
STABILITY — 20 ct & 120 ct

ACTIVITY

Number of Lots	[**]
Total Samples	[**]

Pullpoint Month	T=1	T=2	T=3	T=6	T=9	T=12	T=18	T=24	T=36	TOTAL
25C / 60% RH			X	X	X	X	X	X	X
Samples per pullpoint			[**]	[**]	[**]	[**]	[**]	[**]	[**]
Microbiology						X		X	X
Cost Per Pullpoint	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Cost per Sample
Microbiology	$	[**]
Analytical Support ([**] Sample per pullpoint)	$	[**]
Analytical Support ([**] Sample per pullpoint)	$	[**]
Analytical Support ([**] Sample per pullpoint)	$	[**]
Analytical Support ([**] Sample per pullpoint)	$	[**]
Analytical Support ([**] Sample per pullpoint)	$	[**]
Analytical Support ([**] Sample per pullpoint)	$	[**]
Analytical Support ([**] Sample per pullpoint)	$	[**]